Supplement dated October 21, 2010 to the

variable annuity prospectuses for the following:

MassMutual Transitions Select

MassMutual Evolution

MassMutual Artistry

MassMutual RetireEase Select

Panorama Passage

Panorama Premier

MassMutual Transitions

each dated May 1, 2010, as amended

Change to Fidelity® VIP Contrafund® Portfolio Sub-Adviser Disclosure

This supplement revises sub-adviser disclosure for the Fidelity® VIP Contrafund® Portfolio. For additional detail about the Portfolio’s sub-advisers see the Portfolio’s prospectus and supplements.

The new sub-adviser disclosure follows:

Sub-Adviser: FMR Co., Inc. and other affiliates of Fidelity Management & Research Company

To reflect these changes the prospectuses are revised as follows:

1)	In the MassMutual Evolution prospectus and the MassMutual Transitions Select prospectus:

In the tables appearing in the “Funds” appendices, in the Fidelity® VIP Contrafund® Portfolio rows, the columns “Investment Fund’s Adviser and Sub-Adviser” are revised to reflect the new sub-adviser disclosure.

2)	In the MassMutual Artistry, MassMutual RetireEase Select, Panorama Passage, Panorama Premier and MassMutual Transitions prospectuses:

In the table located in “Investment Choices – The Funds,” in the Fidelity® VIP Contrafund® Portfolio row, the column “Investment Fund’s Adviser and Sub-Adviser” is revised to reflect the new sub-adviser disclosure.

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